UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2017

Item 1. Reports to Stockholders.

Annual Report 5/31/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global High Yield Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Global High Yield Index
1-Year	10.08%	4.85%	14.96%

Since Inception (11/8/13)	3.52	2.12	5.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 10.08% during the reporting period. In comparison, the JPMorgan Global High Yield Index (the “Index”) returned 14.96%.

MARKET OVERVIEW

The second half of 2016 was marked by numerous events that took the markets by surprise. The British referendum in June 2016 to leave the European Union (Brexit) initially raised the level of uncertainty in global markets. However, the markets staged an impressive rebound in July, as investor fears receded over the immediate implications of the Brexit vote. We saw central bank action remain supportive with the Bank of England and the European Central Bank (“ECB”) making forceful statements outlining intentions to backstop market sentiment. Another major event was the election of

Donald Trump in the early November U.S. presidential election. Markets began to price in optimism on fiscal spending and potential for broad reforms with the Republicans in control of both the presidency and Congress. Investors were most positive on the potential for fiscal expansion, through both infrastructure spending and tax cuts for individuals and corporations.

Markets started 2017 on a positive note, with business and consumer sentiment hitting recent highs in the U.S. and inflation figures generally coming in above expectations.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3    OPPENHEIMER GLOBAL HIGH YIELD FUND

Economic data continued to show signs that the global slowdown evident in early 2016 was abating, as continued strength in U.S. and global economic indicators helped maintain expectations of a cyclical upswing in growth. Although European political issues such as a potential “Frexit” and the demise of the euro remained near the surface, these fears eased and were later put to rest with the recent election of Emmanuel Macron. As February drew to a close, the Fed became increasingly vocal about the possibility of a March rate hike, and it followed through by raising short-term rates in March 2017 for the third time since the financial crisis, marking an increase in the pace of rate moves. By the end of March, a ‘chase for yield’ mentality began to return to markets, and both credit and government bond markets attracted buyers. Against this backdrop, the global high yield asset class performed positively during the reporting period.

FUND REVIEW

During the reporting period, the Fund’s largest allocation was to U.S. high yield bonds. This area produced a positive absolute return and underperformed the Index, primarily due to energy and metals & mining. To start the reporting period, the Fund was underweight and defensively positioned in the energy sector given the challenging fundamentals brought on by the Organization of Petroleum Exporting Countries’ (“OPEC”) market share policy adopted in 2014 to stop the rise of U.S. shale oil production. When energy prices started to gradually rise from the lows in the first quarter of 2016, the sector performed well, and we added exposure to the sector in the form of higher-quality credits. However, as lower-rated, higher beta credits in the sector rallied, the Fund underperformed the Index. Once we believed that OPEC was likely to change its market share policy and extend cuts to production, we increased our exposure to lower-rated credits that we believed would outperform with gradually improving oil and natural gas prices. As we expected, OPEC announced a production cut agreement in November of 2016, which led to a rebound in oil prices lasting a few months. However, concerns began to mount over the effectiveness of the OPEC deal given the rapid rise in U.S. oil production from shale as well as persistently high US oil inventories. OPEC was forced to extend its previously announced cuts for another 9 months at its May 25, 2017 meeting in Vienna. However, this action failed to turn sentiment as the market hoped that OPEC would do more to reduce the glut. The level of OPEC compliance with its production cut agreement has been better than initially anticipated at near 100%; however, production out of Libya and Nigeria, which are OPEC countries that were exempt from the cuts, have also rebounded faster than anticipated, reducing the effectiveness of the OPEC cuts and adding to the bearish sentiment. All of this has led to a drop in oil prices and resulting underperformance in energy credits in the last three months of the reporting period.

In metals and mining, our underperformance relative to the Index was primarily driven by

4        OPPENHEIMER GLOBAL HIGH YIELD FUND

security selection in one large coal miner, which emerged from bankruptcy and did not trade well due to poor technical factors combined with rising concerns regarding Chinese steel and metallurgical coal demand. At period end, we have an overweight position in coal miners given our slightly constructive view of the sector and outsized bond yields relative to other sectors of the Index.

Top contributors to performance for the U.S. high yield bond portion of the Fund included the retail and automotive sectors. In retail, an underweight position relative to the Index was the primary reason for the Fund’s outperformance in the sector. The sector continued to face numerous challenges, including increased discretionary spending on services rather than goods, the appeal and convenience of e-commerce, the promotional environment and a stronger dollar. Security selection in the retail sector was also positive, driven by our avoidance of department store credits, which were impacted by weaker earnings and persistent negative sentiment. We also gained from an overweight position in a gaming retailer, which benefited from fundamental improvements in the gaming segment combined with management’s decision to focus on growth in higher margin collectibles and loyalty programs, supporting longer term optimism in the name.

The Fund outperformed the Index in the automotive sector due to security selection. A relative overweight position in a manufacturer of commercial vehicles was the largest outperformer, led by improving results and a new strategic partnership. Similarly, an overweight position in a supplier of parts and components for the commercial vehicle market was the second largest outperformer. Healthy results and strong management execution continued to support a more favorable view of the credit. All but one of the Fund’s investments in this sector realized a positive return over the period. In contrast, a majority of automotive issues within the Index experienced negative returns during the period. By the end of the period, exposure was reduced to underweight driven by weakening industry fundamentals.

Our emerging market corporate bond strategy produced a strong absolute return but due to an overall more defensive positioning, it underperformed the overall return of the Index and the emerging market portion of the Index. Our overweight positions in Russia and in Argentina continued to contribute positively to the Fund’s performance. We also benefited from opening an exposure to Ukraine, which we have gradually increased to an overweight position. Other positive contributors include the metals & mining and housing sectors and a large quasi-sovereign energy company in Brazil. Performance detractors included no-exposure or underweight positions in high-beta countries such as Zambia, Ghana, Macau and Turkey. Recently we have become more constructive on Turkey and have gradually increased our exposure to a market weight position. Returns were also adversely impacted by negative headlines affecting one of our investments in the pulp & paper sector

5        OPPENHEIMER GLOBAL HIGH YIELD FUND

in Brazil. While we were generally comfortable with the company’s fundamentals, given legal uncertainties we decided to exit the position to manage risk.

STRATEGY & OUTLOOK

At period end, we have our largest allocation to the U.S. high yield sleeve, where we have our most significant overweight positions versus the Index in utilities and telecommunications. In a potentially rising interest rate environment, we believe both these sectors have the potential to outperform the Index. In utilities, within the backdrop of several secular negative trends such as lackluster power demand, the growth of renewables, and regulatory challenges, we favor credits that are geographically diversified, have renewables in their generation portfolio and are more exposed to gas generation rather than coal. Overall, we expect deleveraging across the sector to continue, driven by asset sales and improved cash flows from cost efficiencies. In addition, several companies in the space have been the subject of takeover talks, which could potentially boost returns for the sector. In telecommunication, we are anticipating mixed fundamentals and the potential for total return upside as the sector has a mix of credits with defensive characteristics, as well as higher beta names that have potential positive catalysts. In addition, wireline companies have continued to face secular and competitive pressures. We believe wireline credits offer an opportunity for enhanced yields versus the market and have shown resilience historically.

The Fund’s U.S. high yield sleeve has its largest underweight positions in technology and financials, relative to the Index. At period end, we have an underweight in technology due to what we view as poor relative value. Within the sector, we are more cautious on hardware credits and see selective opportunities in the software space. Leverage in the hardware space has reached multi-year highs and deleveraging we believe will require a stable operating environment, which is at risk given the cyclicality of the semiconductor and memory segments. In addition, softer topline revenue trends are expected to continue in PC, storage and handsets. On the other hand, more stable topline revenues and healthy margins should drive free cash flow generation and deleveraging for the software space, in our view.

With regard to the financials, the Fund moved to an underweight position during the period after the Trump victory fueled a rally in the sector. Market optimism for bank deregulation and an overall easing of financial constraints were two of the biggest drivers. With the view that the positive news was already priced in the bonds and a repeal of financial regulations would take some time, we chose to take profits.

Emerging market economic growth momentum has remained robust thus far in 2017, supporting corporate fundamentals.

Robust inflows into the asset class have resulted in richer valuations, with emerging

6        OPPENHEIMER GLOBAL HIGH YIELD FUND

market corporate spreads at near post global-financial crisis all-time highs. Hence, at period end, we have a roughly 10% allocation to emerging market corporates, which is at the lower end of our typical range of 10% - 20%.

However, we think the second half of 2017 will provide good alpha generation opportunities and therefore we have continued to look for positive idiosyncratic stories. Examples include a sizeable exposure to a quasi-sovereign energy company in

Brazil, solid banks and industrial companies in frontier markets, exporters in countries with weakening currencies and utilities in countries with positive regulatory and political developments. We also continue to hold a fair number of defensive and higher quality names in the portfolio. If market volatility ensues, our emerging markets corporate portfolio is positioned in such a way that we could become less defensive and take advantage of potential market opportunities, as well as increase the allocation to the asset class.

Michael A. Mata	Chris Kelly, CFA
Portfolio Manager	Portfolio Manager

Ruta Ziverte Portfolio Manager

7        OPPENHEIMER GLOBAL HIGH YIELD FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	91.5%
Investment Company	6.7
Oppenheimer Institutional
Government Money Market
Fund
Common Stocks	1.1
Corporate Loans	0.4
Foreign Government Obligations	0.3
Rights, Warrants and Certificates	—*
Preferred Stocks	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017 and are based on the total market value of investments.

TOP TEN GEOGRAPHICAL HOLDINGS
United States	81.5%

Canada	4.0

Brazil	2.3

Netherlands	1.3

Russia	1.3

Luxembourg	1.0

Ireland	0.8

Argentina	0.7

United Kingdom	0.6

Israel	0.6

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2017, and are based on total market value of investments.

8        OPPENHEIMER GLOBAL HIGH YIELD FUND

REGIONAL ALLOCATION
U.S./Canada	85.5%
Latin America	5.3
Europe	4.2
Middle East/Africa	2.1
Emerging Europe	1.6
Asia	1.3

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2017, and are based on total market value of investments.

NRSRO
ONLY
CREDIT RATING BREAKDOWN	TOTAL
AAA	6.7%
BBB	2.9
BB	39.4
B	39.8
CCC	8.2
Unrated	3.0
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of May 31, 2017, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

9        OPPENHEIMER GLOBAL HIGH YIELD FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/17

	Inception Date	1-Year	Since Inception
Class A (OGYAX)	11/8/13	10.08%	3.52%
Class C (OGYCX)	11/8/13	9.33	2.80
Class I (OGYIX)	11/8/13	10.34	3.85
Class R (OGYNX)	11/8/13	9.81	3.27
Class Y (OGYYX)	11/8/13	10.41	3.83

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/17

	Inception Date	1-Year	Since Inception
Class A (OGYAX)	11/8/13	4.85%	2.12%
Class C (OGYCX)	11/8/13	8.33	2.80
Class I (OGYIX)	11/8/13	10.34	3.85
Class R (OGYNX)	11/8/13	9.81	3.27
Class Y (OGYYX)	11/8/13	10.41	3.83

STANDARDIZED YIELDS
For the 30 Days Ended 5/31/17
Class A	4.08%
Class C	3.59
Class I	4.60
Class R	4.04
Class Y	4.64

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 5/31/17 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class R, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

10        OPPENHEIMER GLOBAL HIGH YIELD FUND

The Fund’s performance is compared to the performance of the JPMorgan Global High Yield Index. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11        OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12        OPPENHEIMER GLOBAL HIGH YIELD FUND

Actual	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During 6 Months Ended May 31, 2017

Class A	$1,000.00	$1,056.80	$6.27

Class C	1,000.00	1,052.00	9.82

Class I	1,000.00	1,057.50	4.47

Class R	1,000.00	1,055.50	7.51

Class Y	1,000.00	1,058.40	4.68

Hypothetical (5% return before expenses)

Class A	1,000.00	1,018.85	6.16

Class C	1,000.00	1,015.41	9.64

Class I	1,000.00	1,020.59	4.39

Class R	1,000.00	1,017.65	7.37

Class Y	1,000.00	1,020.39	4.59

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2017 are as follows:

Class	Expense Ratios

Class A	1.22%

Class C	1.91

Class I	0.87

Class R	1.46

Class Y	0.91

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS May 31, 2017

	Principal Amount	Value

Foreign Government Obligation—0.3%
Ukraine, 7.75% Sr. Unsec. Nts., 9/1/23 (Cost $140,355)	$140,000	$139,240

Corporate Loans—0.4%

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.545%, 10/11/20[1]	45,707	46,049

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.672%, 8/6/21[1]	53,900	51,475

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, 4.25%, 10/25/20[1]	99,742	78,672

Total Corporate Loans (Cost $180,570)		176,196

Corporate Bonds and Notes—88.4%

Consumer Discretionary—18.7%

Auto Components—1.3%

American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25[2]	145,000	143,912

Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[2]	100,000	102,000

Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[2]	110,000	118,250

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[2]	95,000	97,261

Goodyear Tire & Rubber Co. (The), 5% Sr. Unsec. Nts., 5/31/26	60,000	61,988

Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.375% Sr. Sec. Nts., 12/15/23[2]	40,000	43,250

Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26	45,000	45,619

		612,280

Automobiles—0.2%

Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts., 4/15/22[2]	60,000	63,000

Distributors—0.3%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	144,000	146,862

Hotels, Restaurants & Leisure—5.2%

1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[2]	65,000	65,163
6.00% Sec. Nts., 4/1/22[2]	110,000	114,780

Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26	65,000	67,587

Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26	75,000	82,020
6.875% Sr. Unsec. Nts., 5/15/23	60,000	65,175

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	65,000	70,128

CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	85,000	89,675

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	80,000	83,600

Eldorado Resorts, Inc., 6% Sr. Unsec. Nts., 4/1/25[2]	50,000	52,750

14        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[2,3]	$40,000	$41,750

Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24[2]	45,000	45,562

Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[2]	110,000	118,662

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[2]	195,000	211,867

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America
LLC, 5.25% Sr. Unsec. Nts., 6/1/26[2]	90,000	94,657

Landry’s, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[2]	160,000	165,600

Melco Resorts Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[2]	90,000	92,817

MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	110,000	119,213

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	115,531
6.625% Sr. Unsec. Nts., 12/15/21	45,000	50,737

Mohegan Tribal Gaming Authority, 7.875% Sr. Unsec. Nts., 10/15/24[2]	65,000	67,356

Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[2]	105,000	106,444

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[2]	50,000	51,250

Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	145,000	158,413

Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[2]	45,000	48,292

Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[2]	45,000	45,394

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP
Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[2]	105,000	103,819

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[2]	130,000	136,663

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25% Sr.
Unsec. Nts., 5/15/27[2]	35,000	36,007

		2,500,912

Household Durables—2.1%

American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[2]	90,000	96,300

AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[2]	105,000	107,231

Beazer Homes USA, Inc.:
6.75% Sr. Unsec. Nts., 3/15/25[2]	95,000	99,037
7.25% Sr. Unsec. Nts., 2/1/23	70,000	73,500
8.75% Sr. Unsec. Nts., 3/15/22	70,000	78,400

Century Communities, Inc., 5.875% Sr. Unsec. Nts., 7/15/25[2,3]	60,000	60,150

KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	100,000	112,250

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	50,000	55,625

PulteGroup, Inc.:
5.50% Sr. Unsec. Nts., 3/1/26	65,000	68,941
6.00% Sr. Unsec. Nts., 2/15/35	10,000	10,050

Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[2]	20,000	21,125

15        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Household Durables (Continued)

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[2]	$90,000	$96,525

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	55,000	56,513

William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25	89,000	88,427

		1,024,074

Media—7.1%

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[2]	115,000	121,037

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[2]	275,000	300,437

AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	70,000	72,842

5.875% Sr. Sub. Nts., 11/15/26[2]	65,000	67,226
6.125% Sr. Sub. Nts., 5/15/27[2]	40,000	41,450

Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[2]	20,000	21,575

CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/27[2]	79,000	81,024
5.75% Sr. Unsec. Nts., 2/15/26[2]	90,000	96,637
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[2]	36,000	36,990

Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	45,000	46,012

Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	120,000	124,200
Series B, 7.625% Sr. Sub. Nts., 3/15/20	140,000	141,225

CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	80,000	81,850
5.50% Sr. Unsec. Nts., 4/15/27[2]	70,000	73,487
10.875% Sr. Unsec. Nts., 10/15/25[2]	75,000	91,500

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	260,000	277,875
7.75% Sr. Unsec. Nts., 7/1/26	35,000	41,213

Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[2]	70,000	70,175
5.875% Sr. Unsec. Nts., 7/15/26[2]	140,000	142,450

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	115,000	91,496

Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[2]	175,000	183,313

MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[2]	45,000	45,563

Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[2]	120,000	121,200

Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[2]	105,000	107,625

SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[2]	180,000	188,775

Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[2]	75,000	77,344

Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[2]	95,000	97,613

TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[2]	70,000	72,450

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	52,938

Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[2]	20,000	20,275
5.125% Sr. Sec. Nts., 2/15/25[2]	185,000	183,381

Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[2]	65,000	67,113

16        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Media (Continued)

Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[2]	$180,000	$183,353

		3,421,644

Multiline Retail—0.3%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	115,000	122,360

Specialty Retail—1.5%

CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	65,000	67,665

GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[2]	125,000	128,594
6.75% Sr. Unsec. Nts., 3/15/21[2]	115,000	118,306

Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[2]	50,000	43,313

L Brands, Inc., 6.875% Sr. Unsec. Nts., 11/1/35	125,000	121,796

Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27	20,000	20,975

PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[2]	45,000	45,287
7.125% Sr. Unsec. Nts., 3/15/23[2]	115,000	107,525
8.875% Sr. Unsec. Nts., 6/1/25[2]	25,000	24,781

Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27[2]	50,000	50,250

		728,492

Textiles, Apparel & Luxury Goods—0.7%

Grupo Kaltex SA de CV, 8.875% Sr. Sec. Nts., 4/11/22[2]	140,000	127,400

Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[2]	40,000	40,200
4.875% Sr. Unsec. Nts., 5/15/26[2]	45,000	45,338

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	130,000	134,550

		347,488

Consumer Staples—4.1%

Food & Staples Retailing—1.3%

Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./
Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[2]	65,000	67,437

Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[2]	55,000	46,613

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	45,000	45,900

New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	65,000	62,887

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	32,414

Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[2]	45,000	46,913

Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[2]	110,000	109,676

Simmons Foods, Inc., 7.875% Sec. Nts., 10/1/21[2]	85,000	90,738

SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	65,000	66,706
7.75% Sr. Unsec. Nts., 11/15/22	50,000	51,625

US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[2]	10,000	10,496

		631,405

Food Products—1.4%

B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	20,000	20,750

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[2]	140,000	148,400

17        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Food Products (Continued)

Dole Food Co., Inc., 7.25% Sr. Sec. Nts., 6/15/25[2]	$60,000	$62,550

JBS USA LUX SA/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[2]	110,000	106,700

Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[2]	115,000	118,450

TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[2]	85,000	91,162

WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	115,000	129,690

		677,702

Household Products—0.2%

Kronos Acquisition Holdings, Inc., 9% Sr. Unsec. Nts., 8/15/23[2]	55,000	54,235

Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	25,000	26,625

		80,860

Personal Products—0.8%

Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[2]	205,000	214,225

Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	10,000	10,725

Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	110,000	103,467
6.25% Sr. Unsec. Nts., 8/1/24	45,000	40,163

		368,580

Tobacco—0.4%

Vector Group Ltd., 6.125% Sr. Sec. Nts., 2/1/25[2]	180,000	187,650

Energy—15.2%

Energy Equipment & Services—2.2%

Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	55,000	46,750

Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[2]	20,000	20,800

McDermott International, Inc., 8% Sec. Nts., 5/1/21[2]	105,000	108,938

Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	65,000	57,667

Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	135,000	116,775

Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	115,000	100,625

Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	145,000	142,825

Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[2]	170,000	178,500

Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[2]	30,000	29,925

Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	170,000	167,450

Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24[2]	102,000	115,260

		1,085,515

Oil, Gas & Consumable Fuels—13.0%

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24[2]	85,000	89,462

18        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6% Sr. Unsec. Nts., 2/15/25[2]	$200,000	$209,000

Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[2]	65,000	59,637

Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	105,000	99,750
8.75% Sr. Unsec. Nts., 6/15/25[2]	40,000	38,500

Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%
Sr. Unsec. Nts., 11/15/22[2]	50,000	51,625

California Resources Corp., 8% Sec. Nts., 12/15/22[2]	122,000	91,805

Calumet Specialty Products Partners LP/Calumet Finance
Corp., 6.50% Sr. Unsec. Nts., 4/15/21	150,000	135,000

Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	220,000	215,050

Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27[2]	45,000	45,675
7.00% Sr. Sec. Nts., 6/30/24	155,000	174,375

Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	45,000	45,787
8.00% Sec. Nts., 12/15/22[2]	132,000	143,220
8.00% Sr. Unsec. Nts., 1/15/25[2]	65,000	64,919

CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[2]	5,000	5,137

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance
Corp., 12% Sec. Nts., 11/1/21	125,000	132,500

CONSOL Energy, Inc.:
5.875% Sr. Unsec. Nts., 4/15/22	105,000	104,081
8.00% Sr. Unsec. Nts., 4/1/23	60,000	63,525

Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	45,000	45,225

CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	120,000	122,400

Denbury Resources, Inc.:
6.375% Sr. Sub. Nts., 8/15/21	120,000	92,250
9.00% Sec. Nts., 5/15/21[2]	85,000	87,975

Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	75,000	80,437

EP Energy LLC/Everest Acquisition Finance, Inc.:
8.00% Sr. Sec. Nts., 11/29/24[2]	115,000	119,600
8.00% Sec. Nts., 2/15/25[2]	88,000	75,680
9.375% Sr. Unsec. Nts., 5/1/20	55,000	49,912

Foresight Energy LLC/Foresight Energy Finance Corp., 11.50%
Sec. Nts., 4/1/23[2]	100,000	95,500

Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	50,000	51,125
6.00% Sr. Unsec. Nts., 5/15/23	70,000	70,000

Gulfport Energy Corp., 6% Sr. Unsec. Nts., 10/15/24[2]	150,000	147,750

Halcon Resources Corp.:
6.75% Sr. Unsec. Nts., 2/15/25[2]	85,000	79,688
12.00% Sec. Nts., 2/15/22[2]	17,000	19,720

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	158,000	129,560

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr.
Unsec. Nts., 5/15/23[2]	60,000	63,000

19        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[2]	$45,000	$44,156
7.00% Sr. Unsec. Nts., 3/31/24[2]	120,000	104,400

Murphy Oil Corp.:
4.70% Sr. Unsec. Nts., 12/1/22	65,000	63,700
6.875% Sr. Unsec. Nts., 8/15/24	60,000	63,000

Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[2]	165,000	127,050

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	45,000	47,925

NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25[2]	110,000	104,225
7.50% Sr. Unsec. Nts., 11/1/23[2]	75,000	76,313

NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27	60,000	62,850

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	135,000	136,350

ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	140,000	167,213

PBF Holding Co. LLC/PBF Finance Corp., 7% Sr. Sec. Nts., 11/15/23	225,000	226,688

Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[4,5]	95,000	—
6.00% Sr. Sec. Nts., 3/31/22[2]	45,000	45,394
6.375% Sr. Sec. Nts., 3/31/25[2]	45,000	45,169
10.00% Sr. Sec. Nts., 3/15/22[4,5]	175,000	—

Petrobras Global Finance BV:
6.125% Sr. Unsec. Nts., 1/17/22	165,000	171,683
7.25% Sr. Unsec. Nts., 3/17/44	140,000	138,740
8.75% Sr. Unsec. Nts., 5/23/26	225,000	262,406

Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[2]	140,000	145,600

Resolute Energy Corp.:
8.50% Sr. Unsec. Nts., 5/1/20	115,000	117,300
8.50% Sr. Unsec. Nts., 5/1/20[2]	85,000	86,700

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	90,000	79,650
7.75% Sr. Unsec. Nts., 6/15/21	50,000	47,500

SemGroup Corp./Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23	45,000	45,028

Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20	105,000	106,838

Summit Midstream Holdings LLC/Summit Midstream Finance
Corp., 5.75% Sr. Unsec. Nts., 4/15/25	45,000	46,350

Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23	90,000	96,300

Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[2]	110,000	112,200

Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[2]	30,000	30,300
7.125% Sr. Unsec. Nts., 4/15/25[2]	20,000	20,100

WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25[2]	110,000	106,975

WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	100,000	110,000

20        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[2]	$100,000	$100,643

		6,237,616

Financials—10.2%

Capital Markets—3.0%

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[2]	120,000	124,200

Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[2]	115,000	122,762
10.75% Sr. Unsec. Nts., 9/1/24[2]	70,000	74,550

Drawbridge Special Opportunities Fund LP/Drawbridge Special
Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[2]	125,000	125,439

Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21[6]	105,000	111,694

Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[2]	135,000	141,666

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[2]	120,000	124,650

Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[2]	220,000	225,295

MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[2]	45,000	48,204

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[2]	45,000	49,313

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[2]	35,000	35,525

Springleaf Finance Corp.:
5.25% Sr. Unsec. Nts., 12/15/19	155,000	159,650
6.125% Sr. Unsec. Nts., 5/15/22	65,000	67,301
8.25% Sr. Unsec. Nts., 12/15/20	45,000	49,725

		1,459,974

Commercial Banks—2.3%

Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% Jr. Sub. Perpetual Bonds[1,2,7]	40,000	44,419

BankAmerica Capital III, 1.728% Jr. Sub. Nts., 1/15/27[1]	35,000	32,944

Credit Bank of Moscow Via CBOM Finance plc, 7.50% Sub. Nts., 10/5/27[1,2]	170,000	173,130

Energuate Trust, 5.875% Sr. Unsec. Nts., 5/3/27[2]	115,000	117,444

Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[2]	185,000	184,537

Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[2]	95,000	99,512

Remote Escrow Finance Vehicle LLC, 10.50% Sr. Sec. Nts., 6/1/22[2]	65,000	67,762

Turkiye Garanti Bankasi AS, 6.125% Sub. Nts., 5/24/27[1,2]	200,000	201,198

Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[2]	185,000	186,850

		1,107,796

Consumer Finance—1.7%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[2]	110,000	92,675

21        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Consumer Finance (Continued)

Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	$115,000	$118,594
5.75% Sub. Nts., 11/20/25	100,000	104,250
8.00% Sr. Unsec. Nts., 11/1/31	45,000	54,563

Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	315,000	309,881
6.50% Sr. Unsec. Nts., 6/15/22	40,000	41,675
6.625% Sr. Unsec. Nts., 7/26/21	20,000	21,306
6.75% Sr. Unsec. Nts., 6/25/25	60,000	60,570

		803,514

Diversified Financial Services—0.2%

Park Aerospace Holdings Ltd., 5.50% Sr. Unsec. Nts., 2/15/24[2]	85,000	89,728

Real Estate Investment Trusts (REITs)—2.1%

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr.
Unsec. Nts., 6/1/21	70,000	72,093

Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27	55,000	58,008
5.875% Sr. Unsec. Nts., 1/15/26	90,000	98,072

Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[2]	90,000	94,275

iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19	80,000	81,200
6.00% Sr. Unsec. Nts., 4/1/22	115,000	117,300

Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	55,000	59,744

MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr.
Unsec. Nts., 3/1/24	65,000	71,175

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	90,000	94,837

Starwood Property Trust, Inc., 5% Sr. Unsec. Nts., 12/15/21[2]	65,000	67,925

Uniti Group, Inc./CSL Capital LLC:
7.125% Sr. Unsec. Nts., 12/15/24[2]	65,000	65,325
8.25% Sr. Unsec. Nts., 10/15/23	115,000	121,613

		1,001,567

Real Estate Management & Development—0.6%

Mattamy Group Corp.:
6.50% Sr. Unsec. Nts., 11/15/20[2]	60,000	61,650
6.875% Sr. Unsec. Nts., 12/15/23[2]	40,000	40,700

Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr.
Unsec. Nts., 6/1/23[2]	110,000	111,375

Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr.
Unsec. Nts., 4/1/25[2]	90,000	92,700

		306,425

Thrifts & Mortgage Finance—0.3%

Provident Funding Associates LP/PFG Finance Corp., 6.375%
Sr. Unsec. Nts., 6/15/25[2,3]	35,000	35,787

22        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Thrifts & Mortgage Finance (Continued)

Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[2]	$115,000	$115,719

		151,506

Health Care—7.5%

Health Care Equipment & Supplies—0.3%

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125%
Sec. Nts., 6/15/21[2]	70,000	65,450

Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[2]	45,000	47,700

Jaguar Holding Co. II/Pharmaceutical Product Development
LLC, 6.375% Sr. Unsec. Nts., 8/1/23[2]	45,000	47,700

		160,850

Health Care Providers & Services—4.4%

Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	55,000	57,406
6.50% Sr. Unsec. Nts., 3/1/24	20,000	21,400

Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	140,000	146,720
6.125% Sr. Unsec. Nts., 2/15/24	20,000	21,781

CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	115,000	119,255
7.125% Sr. Unsec. Nts., 7/15/20	285,000	281,437
8.00% Sr. Unsec. Nts., 11/15/19	80,000	80,700

DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24	120,000	122,325

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[2]	55,000	56,650

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	75,000	50,250

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	168,600
7.50% Sr. Unsec. Nts., 2/15/22	135,000	155,925

HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	135,000	140,062

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec.
Nts., 5/15/19	250,000	253,281

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	45,000	44,044

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	95,000	97,613

Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	115,000	114,713
7.50% Sec. Nts., 1/1/22[2]	45,000	49,101
8.125% Sr. Unsec. Nts., 4/1/22	70,000	74,113

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	70,000	71,750

		2,127,126

Life Sciences Tools & Services—0.2%

Quintiles IMS, Inc., 4.875% Sr. Unsec. Nts., 5/15/23[2]	88,000	90,860

Pharmaceuticals—2.6%

Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[2]	85,000	17,637

Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[2]	120,000	111,150

23        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Pharmaceuticals (Continued)

Endo Dac/Endo Finance LLC/Endo Finco, Inc.: (Continued) 6.00% Sr. Unsec. Nts., 2/1/25[2]	$110,000	$99,110

Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[2]	45,000	41,062

Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[2]	20,000	20,100
5.50% Sr. Unsec. Nts., 4/15/25[2]	60,000	55,350
5.75% Sr. Unsec. Nts., 8/1/22[2]	85,000	83,938

Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[2]	30,000	31,875

Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[2]	45,000	42,075
5.50% Sr. Unsec. Nts., 3/1/23[2]	120,000	96,900
5.875% Sr. Unsec. Nts., 5/15/23[2]	110,000	90,131
6.125% Sr. Unsec. Nts., 4/15/25[2]	155,000	124,194
6.375% Sr. Unsec. Nts., 10/15/20[2]	40,000	37,650
6.75% Sr. Unsec. Nts., 8/15/21[2]	95,000	85,975
7.00% Sr. Sec. Nts., 3/15/24[2]	60,000	63,600
7.25% Sr. Unsec. Nts., 7/15/22[2]	115,000	102,638
7.50% Sr. Unsec. Nts., 7/15/21[2]	155,000	144,150

		1,247,535

Industrials—9.2%

Aerospace & Defense—1.3%

Bombardier, Inc., 8.75% Sr. Unsec. Nts., 12/1/21[2]	225,000	250,172

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	110,000	114,537

TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26	110,000	113,025

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	145,000	142,825

		620,559

Air Freight & Couriers—0.4%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[2]	125,000	113,750

Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27[2]	60,000	62,738

XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[2]	20,000	21,175

		197,663

Airlines—0.6%

American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[2]	30,000	30,975
5.50% Sr. Unsec. Nts., 10/1/19[2]	115,000	120,822

Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[2]	130,000	130,650

		282,447

Building Products—0.4%

Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[2]	125,000	132,031

USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[2]	35,000	35,438

		167,469

Commercial Services & Supplies—2.1%

ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[2]	40,000	41,400

24        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Advanced Disposal Services, Inc., 5.625% Sr. Unsec. Nts., 11/15/24[2]	$10,000	$10,287

APX Group, Inc., 8.75% Sr. Unsec. Nts., 12/1/20	95,000	98,681

ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[8]	75,000	78,390

Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[2]	65,000	55,575

Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	110,000	112,750

Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	140,000	138,600
5.875% Sr. Unsec. Nts., 7/1/25	40,000	39,100

GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[2]	45,000	45,562

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	125,000	120,000

RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	119,961

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[2]	120,000	122,476

		982,782

Construction & Engineering—0.2%

Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[2]	65,000	68,169

Electrical Equipment—0.2%

Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[2]	105,000	113,400

Industrial Conglomerates—0.4%

Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[2]	45,000	48,825

Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% Sr. Unsec. Nts., 2/1/22	40,000	41,150
6.75% Sr. Unsec. Nts., 2/1/24	110,000	115,088

		205,063

Machinery—1.4%

Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[2]	45,000	46,181

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[2]	177,000	183,195

BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%
Sec. Nts., 3/15/24[2]	145,000	151,888

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	85,000	89,250

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	130,000	136,890

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	60,000	61,012

Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[2]	20,000	20,525

		688,941

Professional Services—0.3%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	151,163

Road & Rail—0.5%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%
Sr. Unsec. Nts., 3/15/25[2]	100,000	92,812

GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[2]	45,000	49,162

Hertz Corp. (The):
5.50% Sr. Unsec. Nts., 10/15/24[2]	55,000	44,413

25        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Road & Rail (Continued)

Hertz Corp. (The): (Continued)
7.625% Sr. Unsec. Nts., 6/1/22[2,3]	$70,000	$70,000

		256,387

Trading Companies & Distributors—1.1%

Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	25,000	26,766

American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[2]	25,000	26,562

Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	75,000	79,687

HD Supply, Inc., 5.75% Sr. Unsec. Nts., 4/15/24[2]	45,000	48,094

Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[2]	63,000	67,253
7.75% Sec. Nts., 6/1/24[2]	36,000	38,610

Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[2]	80,000	86,800

Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[2,3]	25,000	25,375

United Rentals North America, Inc., 5.875% Sr. Unsec. Nts., 9/15/26	115,000	122,330

		521,477

Transportation Infrastructure—0.3%

Agile Group Holdings Ltd., 9% Sr. Sec. Nts., 5/21/20	150,000	163,806

Information Technology—5.4%

Communications Equipment—0.9%

CommScope Technologies LLC, 6% Sr. Unsec. Nts., 6/15/25[2]	50,000	53,385

HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[2]	120,000	123,624

Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	125,000	130,781

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[2]	40,000	41,600

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[2]	70,000	70,437

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	25,000	25,516

		445,343

Electronic Equipment, Instruments, & Components—0.1%

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	35,000	36,225

Internet Software & Services—0.5%

Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[2,8]	108,331	101,831

Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[2]	115,000	123,050

		224,881

IT Services—2.0%

Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[2]	60,000	61,500

Conduent Finance, Inc./Xerox Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[2]	150,000	177,187

First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[2]	115,000	119,600
5.75% Sec. Nts., 1/15/24[2]	70,000	74,288
7.00% Sr. Unsec. Nts., 12/1/23[2]	185,000	199,800

26        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

IT Services (Continued)

Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[2]	$60,000	$62,850

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[2]	160,000	165,800

Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[2]	120,000	125,400

		986,425

Semiconductors & Semiconductor Equipment—0.5%

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[2]	55,000	56,787
5.50% Sr. Unsec. Nts., 2/1/25	10,000	10,481

NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[2]	115,000	124,488

Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[2]	25,000	26,313

		218,069

Software—1.0%

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[2]	115,000	118,024

Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[2]	60,000	63,562
7.125% Sr. Unsec. Nts., 6/15/24[2]	65,000	72,459

Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[2]	50,000	50,625

Symantec Corp., 5% Sr. Unsec. Nts., 4/15/25[2]	40,000	41,600

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[2]	70,000	77,525

Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[2]	75,000	80,438

		504,233

Technology Hardware, Storage & Peripherals—0.4%

Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[2]	30,000	31,800

NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	48,263

Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	85,000	99,875

		179,938

Materials—8.0%

Chemicals—2.2%

Chemours Co. (The):
5.375% Sr. Unsec. Nts., 5/15/27	30,000	31,387
6.625% Sr. Unsec. Nts., 5/15/23	55,000	58,981

Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	170,000	158,950
10.375% Sr. Sec. Nts., 2/1/22[2]	130,000	132,275

Koppers, Inc., 6% Sr. Unsec. Nts., 2/15/25[2]	45,000	47,475

Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[2]	20,000	21,150
10.50% Sr. Unsec. Nts., 4/15/23[2]	105,000	122,063

NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[2,3]	25,000	25,099
5.25% Sr. Unsec. Nts., 8/1/23[2]	40,000	40,700

Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[2]	115,000	119,025

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[2]	120,000	106,650

27        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Chemicals (Continued)

Tronox Finance LLC:
6.375% Sr. Unsec. Nts., 8/15/20	$170,000	$172,125
7.50% Sr. Unsec. Nts., 3/15/22[2]	40,000	41,750

		1,077,630

Construction Materials—0.2%

US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	100,000	105,000

Containers & Packaging—1.4%

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[2]	130,000	127,400

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	85,000	88,825

Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	70,000	71,225

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[2]	45,000	47,137

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[2]	70,000	72,712
7.00% Sr. Unsec. Nts., 7/15/24[2]	120,000	129,374

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[2]	55,000	57,613
5.125% Sr. Unsec. Nts., 12/1/24[2]	55,000	58,163

		652,449

Metals & Mining—3.1%

AK Steel Corp., 7% Sr. Unsec. Nts., 3/15/27	160,000	161,600

Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[2]	20,000	21,700
7.00% Sr. Unsec. Nts., 9/30/26[2]	20,000	22,000

Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	116,000	114,805
9.50% Sr. Sec. Nts., 4/1/21[2]	45,000	47,250

Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24[2]	70,000	69,737

Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[2]	45,000	42,188
6.625% Sr. Unsec. Nts., 3/1/25[2]	45,000	43,538
8.00% Sr. Unsec. Nts., 1/15/23[2]	40,000	41,400

First Quantum Minerals Ltd.:
7.00% Sr. Unsec. Nts., 2/15/21[2]	95,000	99,969
7.25% Sr. Unsec. Nts., 4/1/23[2]	60,000	60,750

Freeport-McMoRan, Inc.:
5.40% Sr. Unsec. Nts., 11/14/34	80,000	71,200
6.125% Sr. Unsec. Nts., 6/15/19[2]	50,000	50,875

Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[2]	40,000	43,175

Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[2]	195,000	201,663

Petra Diamonds US Treasury plc, 7.25% Sec. Nts., 5/1/22[2]	160,000	166,320

SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[2]	25,000	24,625

28        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Metals & Mining (Continued)

Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	$105,000	$98,175
6.125% Sr. Unsec. Nts., 10/1/35	45,000	47,025

Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[2]	60,000	67,950

		1,495,945

Paper & Forest Products—1.1%

Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[2]	50,000	49,125

Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	15,000	15,225

Mercer International, Inc.:
6.50% Sr. Unsec. Nts., 2/1/24[2]	45,000	46,913
7.75% Sr. Unsec. Nts., 12/1/22	55,000	59,262

Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]	205,000	212,585

Tembec Industries, Inc., 9% Sr. Sec. Nts., 12/15/19[2]	130,000	136,175

		519,285

Telecommunication Services—5.7%

Diversified Telecommunication Services—3.5%

CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	65,000	64,777
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	50,000	54,312
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	110,000	120,725

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[2]	200,000	205,500

Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	45,000	42,244
10.50% Sr. Unsec. Nts., 9/15/22	215,000	211,775
11.00% Sr. Unsec. Nts., 9/15/25	135,000	126,731

Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[2]	120,000	128,676

Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	115,000	119,852
5.625% Sr. Unsec. Nts., 2/1/23	45,000	47,081

Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	20,000	19,200

Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	60,000	60,338

T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	55,000	57,135
5.125% Sr. Unsec. Nts., 4/15/25	55,000	57,481
5.375% Sr. Unsec. Nts., 4/15/27	30,000	32,025
6.00% Sr. Unsec. Nts., 4/15/24	90,000	97,200

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	51,190
7.75% Sr. Unsec. Nts., 10/15/20	65,000	65,792

Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[2]	20,000	21,148
6.00% Sr. Unsec. Nts., 4/1/23	115,000	122,188

		1,705,370

Wireless Telecommunication Services—2.2%

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[2]	250,000	264,263

29        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Wireless Telecommunication Services (Continued)

Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	$170,000	$181,475
7.00% Sr. Unsec. Nts., 3/1/20[2]	50,000	55,625

Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	210,000	236,749
7.875% Sr. Unsec. Nts., 9/15/23	170,000	196,987

Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[2]	105,000	110,250

		1,045,349

Utilities—4.4%

Electric Utilities—0.9%

Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[2]	200,000	202,000

Orazul Energy Egenor S en C por A, 5.625% Sr. Unsec. Nts., 4/28/27[2]	235,000	230,887

		432,887

Gas Utilities—0.4%

Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	50,000	48,750
6.75% Sr. Unsec. Nts., 6/15/23	70,000	68,075

Suburban Propane Partners LP/Suburban Energy Finance
Corp., 5.875% Sr. Unsec. Nts., 3/1/27	55,000	54,862

		171,687

Independent Power and Renewable Electricity Producers—2.8%

AES Andres BV/Dominican Power Partners/Empresa
Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[2]	100,000	107,834

AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	45,000	46,912
6.00% Sr. Unsec. Nts., 5/15/26	80,000	86,000

Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[2]	70,000	70,000
5.75% Sr. Unsec. Nts., 1/15/25	90,000	85,837

Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	110,000	104,088
6.75% Sr. Unsec. Nts., 11/1/19	135,000	139,556
8.00% Sr. Unsec. Nts., 1/15/25[2]	145,000	141,390

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	120,000	87,000

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	53,586	49,433

NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27	95,000	93,813
7.25% Sr. Unsec. Nts., 5/15/26	210,000	215,775

Talen Energy Supply LLC:
4.625% Sr. Unsec. Nts., 7/15/19[2]	9,000	8,798

30        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value

Independent Power and Renewable Electricity Producers (Continued)

Talen Energy Supply LLC: (Continued) 6.50% Sr. Unsec. Nts., 6/1/25	$165,000	$123,750

		1,360,186

Multi-Utilities—0.3%

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[2]	55,000	52,938

NGPL PipeCo LLC, 7.768% Sr. Unsec. Nts., 12/15/37[2]	70,000	83,475

		136,413

Total Corporate Bonds and Notes (Cost $41,390,356)		42,499,962

	Shares
Preferred Stock—0.0%
Peabody Energy Corp., 8.50% Cv., Series A, Vtg.[9] (Cost $4,600)	184	6,876
Common Stocks—1.1%
Carrizo Oil & Gas, Inc.[9]	743	16,301

Dynegy, Inc.[9]	7,253	59,982

EP Energy Corp., Cl. A9	14,361	60,460

Frontier Communications Corp.	18,656	24,439

Newfield Exploration Co.[9]	689	22,379

Parsley Energy, Inc., Cl. A9	826	24,491

Peabody Energy Corp.[9]	34	826

Peabody Energy Corp.[9]	3,357	81,542

Quicksilver Resources, Inc.[9]	155,000	3,271

Range Resources Corp.	1,539	35,489

RSP Permian, Inc.[9]	638	22,706

Schlumberger Ltd.	335	23,313

SM Energy Co.	862	14,628

Valeant Pharmaceuticals International, Inc.[9]	9,542	114,981

Total Common Stocks (Cost $852,445)		504,808

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[9] (Cost $4,061)	432	4,130

	Shares
Investment Company—6.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.74%[10,11] (Cost $3,090,162)	3,090,162	3,090,162

Total Investments, at Value (Cost $45,662,549)	96.6%	46,421,374

Net Other Assets (Liabilities)	3.4	1,644,938

Net Assets	100.0%	$48,066,312

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

These securities amount to $23,812,554 or 49.54% of the Fund’s net assets at period end.

31        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

5. Security received as the result of issuer reorganization.

6. Restricted security. The aggregate value of restricted securities at period end was $111,694, which represents 0.23% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation

Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	10/20/16	$105,000	$111,694	$6,694

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

8. Interest or dividend is paid-in-kind, when applicable.

9. Non-income producing security.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2016	Gross Additions	Gross Reductions	Shares May 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	4,257,128	35,796,543	36,963,509	3,090,162

	Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$3,090,162	$11,541

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$37,827,166	81.5%
Canada	1,863,011	4.0
Brazil	1,076,651	2.3
Netherlands	601,303	1.3
Russia	600,087	1.3
Luxembourg	442,546	1.0
Ireland	378,416	0.8
Argentina	330,676	0.7
United Kingdom	301,530	0.6
Israel	300,437	0.6
Colombia	264,263	0.6
China	256,623	0.6

32        OPPENHEIMER GLOBAL HIGH YIELD FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent
Peru	$230,888	0.5%
New Zealand	202,087	0.4
Turkey	201,198	0.4
France	188,775	0.4
Nigeria	186,850	0.4
South Africa	166,320	0.4
Ukraine	139,241	0.3
Chile	130,650	0.3
Mexico	127,400	0.3
Mauritius	123,624	0.3
Guatemala	117,444	0.3
Dominican Republic	107,834	0.2
Kazakhstan	100,643	0.2
Belgium	63,000	0.1
Bahamas	48,292	0.1
Australia	44,419	0.1

Total	$ 46,421,374	100.0%

See accompanying Notes to Consolidated Financial Statements.

33        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES May 31, 2017

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $42,572,387)	$43,331,212
Affiliated companies (cost $3,090,162)	3,090,162

46,421,374

Cash	648,787

Receivables and other assets:
Investments sold (including $393,125 sold on a when-issued or delayed delivery basis)	732,069
Interest, dividends and principal paydowns	698,491
Shares of beneficial interest sold	61,912
Other	18,248

Total assets	48,580,881

Liabilities
Payables and other liabilities:
Investments purchased (including $155,000 purchased on a when-issued or delayed delivery basis)	178,376
Shares of beneficial interest redeemed	163,008
Dividends	41,000
Distribution and service plan fees	9,388
Shareholder communications	6,754
Trustees’ compensation	4,436
Other	111,607

Total liabilities	514,569

Net Assets	$48,066,312

Composition of Net Assets
Par value of shares of beneficial interest	$5,057

Additional paid-in capital	50,224,001

Accumulated net investment loss	(100,337)

Accumulated net realized loss on investments and foreign currency transactions	(2,821,234)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	758,825

Net Assets	$48,066,312

34        OPPENHEIMER GLOBAL HIGH YIELD FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $27,375,915 and 2,879,613 shares of beneficial interest outstanding)	$9.51

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.98

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,069,801 and 744,087 shares of beneficial interest outstanding)	$9.50

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,842,870 and 1,035,655 shares of beneficial interest outstanding)	$9.50

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,542,769 and 162,253 shares of beneficial interest outstanding)	$9.51

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,234,957 and 235,036 shares of beneficial interest outstanding)	$9.51

See accompanying Notes to Consolidated Financial Statements.

35        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended May 31, 2017

Investment Income
Interest (net of foreign withholding taxes of $2,346)	$3,224,237

Dividends from affiliated companies	11,541

Total investment income	3,235,778

Expenses
Management fees	406,298

Distribution and service plan fees:
Class A	37,304
Class C	60,416
Class R	4,498

Transfer and shareholder servicing agent fees:
Class A	63,988
Class C	13,297
Class I	4,964
Class R	1,990
Class Y	2,337

Shareholder communications:
Class A	23,231
Class C	9,871
Class R	4,496
Class Y	337

Legal, auditing and other professional fees	103,338

Custodian fees and expenses	58,662

Trustees’ compensation	20,739

Borrowing fees	981

Other	30,413

Total expenses	847,160
Less reduction to custodian expenses	(301)
Less waivers and reimbursements of expenses	(213,483)

Net expenses	633,376

Net Investment Income	2,602,402

36        OPPENHEIMER GLOBAL HIGH YIELD FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (includes premiums on options exercised)	$800,108
Closing and expiration of futures contracts	(16,972)
Foreign currency transactions	(4,154)
Swap contracts	(53,610)
Closing and expiration of swaption contracts written	17,277

Net realized gain	742,649

Net change in unrealized appreciation/depreciation on:
Investment transactions:	1,981,098
Translation of assets and liabilities denominated in foreign currencies	(4,529)
Swap contracts	21,253

Net change in unrealized appreciation/depreciation	1,997,822

Net Increase in Net Assets Resulting from Operations	$5,342,873

See accompanying Notes to Consolidated Financial Statements.

37        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2017	May 31, 2016

Operations
Net investment income	$2,602,402	$2,669,273

Net realized gain (loss)	742,649	(2,497,045)

Net change in unrealized appreciation/depreciation	1,997,822	(1,372,013)

Net increase (decrease) in net assets resulting from operations	5,342,873	(1,199,785)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,417,844)	(1,410,621)
Class C	(255,252)	(175,323)
Class I	(849,124)	(1,071,553)
Class R	(42,712)	(21,159)
Class Y	(55,617)	(37,276)

	(2,620,549)	(2,715,932)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(2,264,834)	(1,463,803)
Class C	2,353,378	897,609
Class I	(13,371,128)	8,189,842
Class R	950,600	205,747
Class Y	1,535,068	(404,431)

	(10,796,916)	7,424,964

Net Assets
Total increase (decrease)	(8,074,592)	3,509,247

Beginning of period	56,140,904	52,631,657

End of period (including accumulated net investment loss of $100,337 and $35,232, respectively)	$48,066,312	$56,140,904

See accompanying Notes to Consolidated Financial Statements.

38        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.07	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.45	0.44	0.49	0.26
Net realized and unrealized gain (loss)	0.45	(0.67)	(0.50)	0.25

Total from investment operations	0.90	(0.23)	(0.01)	0.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.45)	(0.49)	(0.26)

Net asset value, end of period	$9.51	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	10.08%	(2.22)%	(0.07)%	5.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,376	$28,286	$31,973	$31,950

Average net assets (in thousands)	$29,041	$28,307	$31,185	$27,035

Ratios to average net assets:[5]
Net investment income	4.85%	4.90%	4.94%	4.64%
Expenses excluding specific expenses listed below	1.59%	1.56%	1.40%	1.49%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	1.59%[7]	1.56%[7]	1.40%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.24%	1.15%	1.15%

Portfolio turnover rate	89%	54%	67%	103%

39        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	1.59%
Year Ended May 31, 2016	1.57%

See accompanying Notes to Consolidated Financial Statements.

40        OPPENHEIMER GLOBAL HIGH YIELD FUND

Class C	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.06	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.39	0.38	0.42	0.24
Net realized and unrealized gain (loss)	0.44	(0.68)	(0.50)	0.24

Total from investment operations	0.83	(0.30)	(0.08)	0.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.39)	(0.42)	(0.23)

Net asset value, end of period	$9.50	$9.06	$9.75	$10.25

Total Return, at Net Asset Value[4]	9.33%	(3.00)%	(0.76)%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,070	$4,458	$3,876	$1,576

Average net assets (in thousands)	$6,056	$4,083	$2,632	$543

Ratios to average net assets:[5]
Net investment income	4.18%	4.21%	4.24%	4.22%
Expenses excluding specific expenses listed below	2.55%	2.59%	2.56%	3.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	2.55%[7]	2.59%[7]	2.56%	3.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.94%	1.85%	1.85%

Portfolio turnover rate	89%	54%	67%	103%

41        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	2.55%
Year Ended May 31, 2016	2.60%

See accompanying Notes to Consolidated Financial Statements.

42        OPPENHEIMER GLOBAL HIGH YIELD FUND

Class I	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.07	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.48	0.47	0.49	0.28
Net realized and unrealized gain (loss)	0.44	(0.67)	(0.47)	0.25

Total from investment operations	0.92	(0.20)	0.02	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.48)	(0.52)	(0.28)

Net asset value, end of period	$9.50	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	10.34%	(1.87)%	0.28%	5.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,843	$22,186	$15,272	$10

Average net assets (in thousands)	$16,472	$20,034	$7,400	$10

Ratios to average net assets:[5]
Net investment income	5.12%	5.26%	5.13%	4.89%
Expenses excluding specific expenses listed below	1.18%	1.27%	1.07%	1.16%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	1.18%[7]	1.27%[7]	1.07%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.89%	0.80%	0.80%

Portfolio turnover rate	89%	54%	67%	103%

43        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	1.18%
Year Ended May 31, 2016	1.28%

See accompanying Notes to Consolidated Financial Statements.

44        OPPENHEIMER GLOBAL HIGH YIELD FUND

Class R	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.07	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.44	0.42	0.46	0.26
Net realized and unrealized gain (loss)	0.43	(0.67)	(0.50)	0.24

Total from investment operations	0.87	(0.25)	(0.04)	0.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.43)	(0.46)	(0.25)

Net asset value, end of period	$9.51	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	9.81%	(2.46)%	(0.31)%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,542	$554	$379	$116

Average net assets (in thousands)	$908	$447	$234	$47

Ratios to average net assets:[5]
Net investment income	4.66%	4.65%	4.68%	4.60%
Expenses excluding specific expenses listed below	2.39%	2.37%	2.45%	1.86%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	2.39%[7]	2.37%[7]	2.45%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.46%	1.49%	1.39%	1.40%

Portfolio turnover rate	89%	54%	67%	103%

45        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	2.39%
Year Ended May 31, 2016	2.38%

See accompanying Notes to Consolidated Financial Statements.

46        OPPENHEIMER GLOBAL HIGH YIELD FUND

Class Y	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.07	$9.75	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.48	0.47	0.52	0.29
Net realized and unrealized gain (loss)	0.45	(0.67)	(0.50)	0.24

Total from investment operations	0.93	(0.20)	0.02	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.48)	(0.52)	(0.28)

Net asset value, end of period	$9.51	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	10.41%	(1.92)%	0.23%	5.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,235	$657	$1,132	$591

Average net assets (in thousands)	$1,068	$707	$724	$219

Ratios to average net assets:[5]
Net investment income	5.18%	5.18%	5.25%	5.20%
Expenses excluding specific expenses listed below	1.42%	1.50%	1.50%	1.62%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	1.42%[7]	1.50%[7]	1.50%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.94%	0.84%	0.84%

Portfolio turnover rate	89%	54%	67%	103%

47        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	1.42%
Year Ended May 31, 2016	1.51%

See accompanying Notes to Consolidated Financial Statements.

48        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS May 31, 2017

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

49        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The financial statements have been consolidated and include accounts of the Fund and the

Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 10,800 shares with net assets of $534,552 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$534,552
Net income (loss)	$(65,444)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

* At period end, the Subsidiary only held cash.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

50        OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$—	$2,835,649	$750,001

1. At period end, the Fund had $2,818,149 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

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2. Significant Accounting Policies (Continued)

Expiring
No expiration	$2,818,149

2. The Fund had $17,500 of post-October foreign currency losses which were deferred.

3. During the reporting period, the Fund utilized $794,878 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Reduction
	to Accumulated	to Accumulated Net
Reduction	Net Investment	Realized Loss
to Paid-in Capital	Loss	on Investments

$4,624	$46,958	$51,582

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	May 31, 2017	May 31, 2016

Distributions paid from:
Ordinary income	$2,620,549	$2,715,932

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$45,671,373

Gross unrealized appreciation	$1,685,052
Gross unrealized depreciation	(935,051)

Net unrealized appreciation	$750,001

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices.

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3. Securities Valuation (Continued)

Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

55        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligation	$—	$139,240	$—	$139,240
Corporate Loans	—	176,196	—	176,196
Corporate Bonds and Notes	—	42,499,962	—	42,499,962
Preferred Stock	—	6,876	—	6,876
Common Stocks	500,711	826	3,271	504,808
Rights, Warrants and Certificates	—	—	4,130	4,130
Investment Company	3,090,162	—	—	3,090,162

Total Assets	$3,590,873	$42,823,100	$7,401	$46,421,374

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to

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4. Investments and Risks (Continued)

special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

57        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$155,000
Sold securities	393,125

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

58        OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$0
Market Value	$0
Market Value as % of Net Assets	0.00%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income

59        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

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6. Use of Derivatives (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $195,587 and $193,323, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

At period end, the Fund had no forward currency exchanges contracts outstanding.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

At period end, the Fund had no futures contracts outstanding.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $12,394 on purchased call options.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether

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6. Use of Derivatives (Continued)

or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $5,868 on written call options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

	Notional	Amount of
	Amount	Premiums

Options outstanding as of May 31, 2016	—	$—
Options written	1,360	29,240
Options exercised	(1,360)	(29,240)

Options outstanding as of May 31, 2017	—	$—

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $393,846 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no credit default swap agreements outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of

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6. Use of Derivatives (Continued)

$93,846 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no interest rate swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Consolidated Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $8,602 and $6,672 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of May 31, 2016	—	$—
Swaptions written	8,000,000	43,317
Swaptions closed/expired	(4,000,000)	(17,277)
Swaptions exercised	(4,000,000)	(26,040)

Swaptions outstanding as of May 31, 2017	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the

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6. Use of Derivatives (Continued)

counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Closing and expiration of swaption contracts written	Closing and expiration of futures contracts

Credit contracts	$—	$—	$—
Equity contracts	(1,506)	—	(16,972)
Forward currency exchange contracts	(17,500)	—	—
Interest rate contracts	2,985	17,277	—

Total	$(16,021)	$17,277	$(16,972)

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6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$(48,177)	$(48,177)
Equity contracts	—	—	(18,478)
Forward currency exchange contracts	(4,195)	—	(21,695)
Interest rate contracts	—	(5,433)	14,829

Total	$(4,195)	$(53,610)	$(73,521)

*Includes purchased option contracts and purchased swaption contracts, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$21,253	$21,253
Forward currency exchange contracts	(4,529)	—	(4,529)

Total	$(4,529)	$21,253	$16,724

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	1,241,015	$11,614,353	776,125	$7,058,898
Dividends and/or distributions reinvested	78,182	733,792	44,673	403,951
Redeemed	(1,558,752)	(14,612,979)	(980,399)	(8,926,652)

Net decrease	(239,555)	$(2,264,834)	(159,601)	$(1,463,803)

Class C
Sold	421,151	$3,936,180	375,695	$3,426,184
Dividends and/or distributions reinvested	26,423	247,806	18,584	168,045
Redeemed	(195,360)	(1,830,608)	(300,032)	(2,696,620)

Net increase	252,214	$2,353,378	94,247	$897,609

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount
Class I
Sold	270,905	$2,524,496	811,688	$7,532,465
Dividends and/or distributions reinvested	90,842	848,635	118,829	1,071,068
Redeemed	(1,773,246)	(16,744,259)	(49,426)	(413,691)

Net increase (decrease)	(1,411,499)	$(13,371,128)	881,091	$8,189,842

Class R
Sold	116,905	$1,098,356	37,607	$342,257
Dividends and/or distributions reinvested	4,465	41,977	2,243	20,293
Redeemed	(20,225)	(189,733)	(17,569)	(156,803)

Net increase	101,145	$950,600	22,281	$205,747

Class Y
Sold	234,043	$2,208,851	62,985	$564,390
Dividends and/or distributions reinvested	5,861	55,107	3,978	36,342
Redeemed	(77,308)	(728,890)	(110,630)	(1,005,163)

Net increase (decrease)	162,596	$1,535,068	(43,667)	$(404,431)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$43,235,915	$53,992,130
U.S. Government and government agency obligations	$808,371	$1,108,807

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $3 billion	0.65
Over $4 billion	0.60

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any Subsidiary management fees or any applicable waivers.

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9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
May 31, 2017	$22,978	$68	$761	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) will not exceed 1.15% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I shares, 1.40% for Class R shares and 0.85% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

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9. Fees and Other Transactions with Affiliates (Continued)

Class A	$104,053
Class C	37,528
Class I	49,485
Class R	8,249
Class Y	5,278

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $3,962. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,535 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$1,811
Class C	421
Class R	74
Class Y	87

This fee waiver and/or reimbursement may be terminated at any time.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a

$1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global High Yield Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global High Yield Fund and subsidiary, including the consolidated statement of investments, as of May 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the four-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global High Yield Fund and subsidiary as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 26, 2017

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $2,263 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $1,902,857 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016) and Trustee (since 2011) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2011) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2011) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007).Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain

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TRUSTEES AND OFFICERS Unaudited / Continued

Richard F. Grabish, Continued	Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2011) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 42 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 42 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2011) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999- July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain

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F. William Marshall, Jr., Continued	Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 42 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 99 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Mata, Kelly, Mss. Ziverte, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281- 1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Michael Mata, Vice President (since 2015) Year of Birth: 1963	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Chris Kelly, Vice President (since 2015) Year of Birth: 1967	Senior Vice President of the Sub-Adviser (since January 2016); Portfolio Manager of the Sub-Adviser (since March 2015); Co-Head of the Global Debt Team (since March 2015); Vice President of the Sub-Adviser (March 2015-January 2016). Deputy Head of Emerging Markets Fixed Income at BlackRock, Inc. (June 2012 - January 2015); Portfolio Manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner (February 2008 - April 2012). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Ruta Ziverte, Vice President (since 2016) Year of Birth: 1973	Vice President and Senior Portfolio Manager of the Sub-Adviser (July 2015); Senior Vice President and Portfolio Manager at GE Asset Management (June 2009 to June 2015) A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 99 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 99 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 99 portfolios in the OppenheimerFunds complex.

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Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002- 2007). An officer of 99 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL HIGH YIELD FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct,SM our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

83        OPPENHEIMER GLOBAL HIGH YIELD FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us

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Call Us

800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1350.001.0517 July 25, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $78,800 in fiscal 2017 and $62,500 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,000 in fiscal 2017 and $5,921 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $320,775 in fiscal 2017 and $518,750 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and $525 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $710,577 in fiscal 2017 and $371,191 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,038,352 in fiscal 2017 and $896,387 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/14/2017